Exhibit 10.13

Execution Version

SUPPLEMENT NO. 1 TO AMENDED AND RESTATED COLLATERAL AGREEMENT

SUPPLEMENT NO. 1 dated as of February 9, 2016 (this “Supplement”), to the Amended and Restated Collateral Agreement dated as of November 25, 2013 (as amended, supplemented or otherwise modified from time to time, the “Collateral Agreement”), among ENDURANCE INTERNATIONAL GROUP HOLDINGS INC., a Delaware corporation (“Holdings”), EIG INVESTORS CORP., a Delaware corporation (the “Borrower”), the other GRANTORS from time to time party thereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”).

A. Reference is made to (a) the Third Amended and Restated Credit Agreement dated of even date with the Collateral Agreement (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, the Borrower, the Lenders from time to time party thereto and the Administrative Agent, and (b) the Collateral Agreement.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Collateral Agreement.

C. The initial Grantors entered into the Collateral Agreement in order to induce the Lenders to make Loans and the Issuing Banks to issue Letters of Credit. Section 5.14 of the Collateral Agreement provides that additional Persons may become Grantors under the Collateral Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned (the “New Grantors”) are executing this Supplement in accordance with the requirements of the Credit Agreement to become Grantors under the Collateral Agreement in order to induce the Lenders to make additional Loans and the Issuing Banks to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

Accordingly, the Administrative Agent and the New Grantors agree as follows:

SECTION 1. In accordance with Section 5.14 of the Collateral Agreement, the New Grantors by their signatures below become Grantors under the Collateral Agreement with the same force and effect as if originally named therein as Grantors, and each New Grantor hereby (a) agrees to all the terms and provisions of the Collateral Agreement applicable to it as a Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, each New Grantor, as security for the payment and performance in full of the Secured Obligations, does hereby create and grant to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in and lien on all of such New Grantor’s right, title and interest in, to and under the Pledged Collateral and the Article 9 Collateral. Each reference to the “Grantors” in the Collateral Agreement shall be deemed to include the New Grantors. The Collateral Agreement is hereby incorporated herein by reference.

SECTION 2. Each of the New Grantors represent and warrant to the Administrative Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by such New Grantor and constitutes such New Grantor’s legal, valid and binding obligation, enforceable against such New Grantor in accordance with its terms, except to the extent that enforceability of such obligations may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors’ rights generally.

SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Supplement by facsimile or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Supplement. This Supplement shall become effective as to each New Grantor when a counterpart hereof executed on behalf of such New Grantor shall have been delivered to the Administrative Agent and a counterpart hereof shall have been executed on behalf of the Administrative Agent, and thereafter shall be binding upon such New Grantor and the Administrative Agent and their respective permitted successors and assigns, and shall inure to the benefit of such New Grantor, the Administrative Agent and the other Secured Parties and their respective successors and assigns, except that such New Grantor shall not have the right to assign or transfer its rights or obligations hereunder or any interest herein (and any such assignment or transfer shall be void) except as expressly provided in this Supplement, the Collateral Agreement and the Credit Agreement.

SECTION 4. Each New Grantor hereby represents and warrants that (a) set forth on Schedule I attached hereto is a schedule with the true and correct legal name of such New Grantor, its jurisdiction of organization and the location of its chief executive office, (b) Schedule II sets forth a true and complete list, with respect to such New Grantor, of (i) all the Equity Interests owned by such New Grantor in any subsidiary and the percentage of the issued and outstanding units of each class of the Equity Interests of the issuer thereof represented by the Pledged Equity Interests owned by such New Grantor and (ii) all the Pledged Debt Securities owned by such New Grantor and (c) Schedule III attached hereto sets forth, as of the date hereof, (i) all of such New Grantor’s Patents, including the name of the registered owner, type, registration or application number and the expiration date (if already registered) of each such Patent owned by such New Grantor, (ii) all of such New Grantor’s Trademarks, including the name of the registered owner, the registration or application number and the expiration date (if already registered) of each such Trademark owned by such New Grantor, and (iii) all of such New Grantor’s Copyrights, including the name of the registered owner, title and, if applicable, the registration number of each such Copyright owned by such New Grantor, and (d) Schedule IV attached hereto sets forth, as of the date hereof, each Commercial Tort Claim (in respect of which a complaint or counterclaim has been prepared or filed by or on behalf of such New Grantor) in an amount reasonably estimated to exceed $1,000,000.

SECTION 5. Except as expressly supplemented hereby, the Collateral Agreement shall remain in full force and effect.

SECTION 6. THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. Any provision of this Supplement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 5.01 of the Collateral Agreement.

SECTION 9. The New Grantors agree to reimburse the Administrative Agent for its fees and expenses incurred hereunder and under the Collateral Agreement as provided in Section 9.03(a) of the Credit Agreement; provided that each reference therein to the “Borrower” shall be deemed to be a reference to “the New Grantors.”

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the New Grantors and the Administrative Agent have duly executed this Supplement No. 1 to the Amended and Restated Collateral Agreement as of the day and year first above written.

CONSTANT CONTACT, INC. SINGLEPLATFORM, LLC CARDSTAR, INC., as New Grantors

By:	/s/ Hari Ravichandran
Name: Hari Ravichandran
Title: Chief Executive Officer and President

CARDSTAR PUBLISHING, LLC By: CARDSTAR, INC., its sole member

By:	/s/ Hari Ravichandran
Name: Hari Ravichandran
Title: Chief Executive Officer and President

[Supplement No. 1 to Amended and Restated Collateral Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent

By:	/s/ Robert Hetu
Name: Robert Hetu
Title: Authorized Signatory

By:	/s/ Warren Van Heyst
Name: Warren Van Heyst
Title: Authorized Signatory

[Supplement No. 1 to Amended and Restated Collateral Agreement]

Schedule I

to Supplement No. 1 to the

Collateral Agreement

NEW GRANTOR INFORMATION

Legal Name	Jurisdiction of Organization	Chief Executive Office

Constant Contact, Inc.	DE	1601 Trapelo Road Waltham, MA 02451

SinglePlatform, LLC	DE	1601 Trapelo Road Waltham, MA 02451

CardStar, Inc.	DE	1601 Trapelo Road Waltham, MA 02451

CardStar Publishing, LLC	DC	1601 Trapelo Road Waltham, MA 02451

[Supplement No. 1 to Amended and Restated Collateral Agreement]

Schedule II

to Supplement No. 1 to the

Collateral Agreement

PLEDGED EQUITY INTERESTS

Grantor	Issuer	Number of Certificate	Number and Class of Equity Interests	Percentage of Total Equity Interests

Constant Contact, Inc.	EIG Investors Corp.	N/A	1000	100%

SinglePlatform, LLC	Constant Contact, Inc.	N/A	N/A	100%

CardStar, Inc.	Constant Contact, Inc.	CS -1	100	100%

CardStar Publishing, LLC	CardStar, Inc.	N/A	N/A	100%

PLEDGED DEBT SECURITIES

None.

[Supplement No. 1 to Amended and Restated Collateral Agreement]

Schedule III

to Supplement No. 1 to the

Collateral Agreement

INTELLECTUAL PROPERTY

Patents

GRANTOR	TITLE	COUNTRY	APPLICATION DATE	APPLICATION #	ISSUE DATE	PATENT #

Constant Contact, Inc.	Visual editor for electronic mail	United States	1/19/2007	11/655731	1/31/12	8108763

Cardstar, Inc.	Identification related technology	United States	8/23/2010	12/861273	6/18/13	8468054

Constant Contact, Inc.	Multichannel authoring and content management system	United States	12/23/2014	14/580757

Constant Contact, Inc.	Multichannel authoring and content management system	United States	12/23/2014	14/580790

[Supplement No. 1 to Amended and Restated Collateral Agreement]

Trademarks

Item	Name	Registered Owner	Application Number	Registration Number	Country

1.	APPCONNECT	Constant Contact, Inc.	76699962	3797962	United States

2.	CARDSTAR	Cardstar, Inc.	85016452	3916404	United States

3.	CONNECT.INFORM.GROW	Constant Contact, Inc.	76694463	3641645	United States

4.	CONSTANT CONTACT	Constant Contact, Inc.	75588929	2363937	United States

5.	CONSTANT CONTACT	Constant Contact, Inc.	76628181	3052770	United States

6.	CONSTANT CONTACT HINTS & TIPS	Constant Contact, Inc.	77847730	4179792	United States

7.	CONSTANT CONTACT UNIVERSITY	Constant Contact, Inc.	76698233	3761988	United States

8.	EMAIL MARKETING 101	Constant Contact, Inc.	76470674	2761579	United States

9.	ENGAGEMENT MARKETING	Constant Contact, Inc.	85210149	4403697	United States

10.	ENVELOPE LOGO	Constant Contact, Inc.	76668144	3443361	United States

11.	ENVELOPE LOGO (BLACK & WHITE)	Constant Contact, Inc.	77443935	3549442	United States

12.	EVENTSPOT	Constant Contact, Inc.	85613788	4296541	United States

13.	FANBRUARY	Constant Contact, Inc.	76710744	4228241	United States

14.	HELPING SMALL BUSINESS DO MORE BUSINESS	Constant Contact, Inc.	86294587	4667140	United States

15.	KNOWHOW	Constant Contact, Inc.	85169286	4176390	United States

[Supplement No. 1 to Amended and Restated Collateral Agreement]

Item	Name	Registered Owner	Application Number	Registration Number	Country

16.	MISCELLANEOUS DESIGN	Constant Contact, Inc.	76711908	4303113	United States

17.	SAFE SUBSCRIBE	Constant Contact, Inc.	77028856	3627455	United States

18.	SAFE UNSUBSCRIBE	Constant Contact, Inc.	78183577	2887624	United States

19.	SAVELOCAL	Constant Contact, Inc.	85707986		United States

20.	SAVELOCAL And Design	Constant Contact, Inc.	85546153	4369507	United States

21.	SIMPLE SHARE	Constant Contact, Inc.	85897546	4706165	United States

22.	SOCIAL CAMPAIGNS And Design	Constant Contact, Inc.	85866693	4480091	United States

23.	SYNCSCAN	Cardstar, Inc.	85016453	3916405	United States

24.	THE SMART WAY TO REACH YOUR CUSTOMERS	Constant Contact, Inc.	76666838	3443354	United States

25.	KNOWHOW And Design	Constant Contact, Inc.	1502500	1502500	Australia

26.	SIMPLE SHARE	Constant Contact, Inc.	1474145	1474145	Australia

27.	CONNECT.INFORM.GROW	Constant Contact, Inc.	1438764	TMA769058	Canada

28.	CONSTANT CONTACT	Constant Contact, Inc.	1432352	TMA768799	Canada

29.	CONSTANT CONTACT TOOLKIT	Constant Contact, Inc.	1704414		Canada

30.	EMAIL MARKETING 101	Constant Contact, Inc.	1337740	TMA715481	Canada

31.	ENGAGEMENT MARKETING	Constant Contact, Inc.	1524164	TMA853281	Canada

[Supplement No. 1 to Amended and Restated Collateral Agreement]

Item	Name	Registered Owner	Application Number	Registration Number	Country

32.	ENVELOPE LOGO (BLACK & WHITE)	Constant Contact, Inc.	1432345	TMA768800	Canada

33.	EVENTSPOT	Constant Contact, Inc.	1575983	TMA862312	Canada

34.	HELPING SMALL BUSINESS DO MORE BUSINESS	Constant Contact, Inc.	1704413		Canada

35.	KNOWHOW	Constant Contact, Inc.	1518745	TMA873140	Canada

36.	SAVELOCAL And Design	Constant Contact, Inc.	1575492	TMA901054	Canada

37.	SIMPLE SHARE	Constant Contact, Inc.	1563288	TMA848958	Canada

38.	SOCIAL CAMPAIGNS	Constant Contact, Inc.	1575491	TMA871539	Canada

39.	CONSTANT CONTACT	Constant Contact, Inc.	004819652	004819652	European Community

40.	CONSTANT CONTACT TOOLKIT	Constant Contact, Inc.	013451414	01345414	European Community

41.	ENVELOPE LOGO (BLACK & WHITE)	Constant Contact, Inc.	007194012	007194012	European Community

42.	KNOWHOW And Device	Constant Contact, Inc.	009813635	009813635	European Community

43.	SIMPLE SHARE	Constant Contact, Inc.	010657724	010657724	European Community

44.	SOCIAL CAMPAIGNS And Design	Constant Contact, Inc.	011226611	011226611	European Community

45.	EVENTSPOT	Constant Contact, Inc.	UK00002620114	UK00002620114	United Kingdom

[Supplement No. 1 to Amended and Restated Collateral Agreement]

Trade Names

None.

[Supplement No. 1 to Amended and Restated Collateral Agreement]

Copyrights

Copyright Registrations

Type of Work	Title	Claimant	Date of Creation	Date of Publication	Registration No. Registration Date
Text	Engagement Marketing by Gail F. Goodman	Constant Contact, Inc.	2011	04/05/2012	TX0007555536 06/08/2012

Text	CardStar Merchant Database 1.0	CardStar, Inc.	2009	01/14/2009	TX0007148925 09/30/2009

Text	CardStar Merchant Database 1.2	CardStar, Inc.	2009	04/21/2009	TX0007148919 09/30/2009

Text	CardStar Merchant Database 1.3	CardStar, Inc.	2009	06/25/2009	TX0007148922 09/30/2009

Text	CardStar Merchant Database 1.4	CardStar, Inc.	2009	10/06/2009	TXu001659807 09/30/2009

Text	CardStar Merchant Database 1.1	CardStar, Inc.	2009	02/17/2009	TX0007148924 09/30/2009

Text	CardStar Merchant Database 2.0	CardStar, Inc.	2009	12/02/2009	TX0007199525 02/23/2010

Text	CardStar Merchant Database 2.1	CardStar, Inc.	2010	03/17/2010	TX0007301245 06/18/2010

Text	CardStar Merchant Database 3.0	CardStar, Inc.	2010	07/28/2010	TX0007358134 09/27/2010

Copyright Applications

None.

[Supplement No. 1 to Amended and Restated Collateral Agreement]

Schedule IV

to Supplement No. 1 to the

Collateral Agreement

COMMERCIAL TORT CLAIMS

None.